UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2023 (June 8, 2023)

STARCO BRANDS, INC.

(Exact name of Company as specified in its charter)

Nevada	000-54892	27-1781753
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

250 26th Street, Suite 200

Santa Monica, CA 90402

(Address of principal executive offices)

323-266-7111

(Registrant’s Telephone Number)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	STCB	OTC Markets Group OTCQB tier

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On June 8, 2023, the board of directors (the “Board”) of Starco Brands, Inc. (the “Company”) held a meeting of the Board and at such meeting approved the Company’s officer slate. The following officer appointments for the Company are effective immediately and the officers shall hold such positions until their earlier resignation, removal or death, or until their successor is duly appointed and qualified.

Ross Sklar	Chief Executive Officer, President
Darin Brown	Chief Operating Officer, Secretary
David Dreyer	Chief Marketing Officer
Kevin Zaccardi	Interim-Chief Financial Officer, Treasurer

These appointments are more fully described in Item 5.02(c) below.

(c) On June 8, 2023, the Board approved the appointment of the officer slate set forth in Item 5.01(b) above. Mr. Sklar, Mr. Brown and Mr. Dreyer have held previous “named executive officer” roles and as such each of their business experience and background, as well as compensation arrangements, have been previously reported, most recently in Items 10 and 11 on the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on April 18, 2023, which information is incorporated herein by reference.

Mr. Zaccardi is a new officer to the Company and his biographical information is set forth below.

Biography of Interim-Chief Financial Officer

Kevin Zaccardi, age 37, is an executive known for driving turnarounds in the consumer products category. Mr. Zaccardi has 16 years of experience in the food manufacturing industry ranging from branded to private label and co-manufacturing businesses. Mr. Zaccardi took the role of Chief Financial Officer (“CFO”) of Soylent Nutrition, Inc. (“Soylent”) a privately held plant based food company. He was able to drive Soylen to profitability and a successful exit in February 2023. Soylent is now one of the Company’s wholly-owned subsidiaries following the February 2023 exit.

Prior to joining Soylent, Mr. Zaccardi was Vice President Finance and Controller for Vero Foods, LLC, a privately held food company which owned several companies in the meat industry primarily focused on clean label organic and non gmo products. His previous experiences includes various progressive financial management roles within Ghirardelli Chocolate Company (a subsidiary of Lindt & Sprungli), Performance Food Group (PFGC: NYSE) and Ralcorp Frozen Bakery Products (acquired by Treehouse Foods).

Mr. Zaccardi earned his Bachelors of Science in Managerial Economics from University of California in Davis, California.

Mr. Zaccardi shall remain CFO of Soylent and is not receiving additional compensation for his role of Interim-CFO of the Company.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARCO BRANDS, INC.

Dated: June 13, 2023	/s/ Ross Sklar
Ross Sklar
Chief Executive Officer